UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT #1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2011

DEL TORO SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52499	98-0515290
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 103 – 318 North Carson Street, Carson City, Nevada	89701-4597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	775.782.3999

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On September 7, 2011, Del Toro Silver Corp. (the “Company”) formally informed MacKay LLP of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of MacKay LLP on the Company’s consolidated financial statements as of and for the fiscal years ended October 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended October 31, 2010 and 2009, and through September 13, 2011, there have been no disagreements with MacKay LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MacKay LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that MacKay LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by MacKay LLP is filed as Exhibit 16.1 to this Form 8-K/A.

(b) New independent registered public accounting firm

(i)

On September 7, 2011, the Company engaged Saturna Group Chartered Accountants, LLP as its new independent registered public accounting firm. During the two most recent fiscal years and through September 13, 2011, the Company had not consulted with Saturna Group Chartered Accountants, LLP PC regarding any of the following:

(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Saturna Group Chartered Accountants, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits

16.1	Letter from MacKay LLP to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.

/s/ Greg Painter
Greg Painter
President, Chief Executive Officer, Secretary, Treasurer and
Director
Date: September 16, 2011